EXHIBIT 10.3


NEITHER THIS SECURITY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT IF SO REQUIRED BY THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                To Purchase __________ Shares of Common Stock of

                              Diomed Holdings, Inc.

      THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, _____________ (the "Holder"), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on earlier of (i) the five year anniversary of the Initial Exercise Date and (ii) such earlier date as the warrant shall no longer be exercisable pursuant to the terms hereof (in either case, the "Termination Date"), but not thereafter, to subscribe for and purchase from Diomed Holdings, Inc., a Delaware corporation (the "Company"), up to ______ shares (the "Warrant Shares") of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be $0.001, subject to adjustment hereunder.

      Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated July [__], 2006, by and among the Company and the purchasers signatory thereto.

      Section 2. Exercise.

                  (a) Exercise of Warrant. Subject to the provisions hereof, including, without limitation, the restrictions set forth in Section 2(d), exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company); provided, that within three Trading Days of the date said Notice of Exercise is delivered to the Company, the Holder shall have surrendered this Warrant to the Company and the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank for the Warrant Shares specified in the Notice of Exercise Form duly executed by the Holder.

            (b) Exercise Price. The Exercise Price of each share of Common Stock under this Warrant shall be $0.001, subject to adjustment hereunder.

            (c) Intentionally Omitted.

            (d) Restrictions on Holder's Ownership. The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, the Holder (together with the Holder's affiliates) would beneficially own in excess of [4.99][9.99](1)% of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the preceding sentence, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by the Holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the Holder and its affiliates (including, without limitation, any convertible notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. For purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities of the Company owned by the Holder) and of which portion of this Warrant is exercisable, in each case subject to such aggregate percentage limitation. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company's Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The Holder may waive, or modify, amend or delete the limitation contained in this Section 2(d) only by delivery to the Company of written notice at least sixty-one (61) days prior to the effective date of such notice. [Notwithstanding the foregoing, in no event shall the Holder exercise this Warrant to purchase, and in no event shall the Company issue to the Holder, shares of Common Stock upon exercise of this Warrant to the extent that such exercise would result in the Holder and its affiliates together beneficially owning more than 9.99% of the then outstanding shares of Common Stock](2).


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(1)   Applicable  percentage as set forth in the Securities  Purchase  Agreement for each Holder.

            (e) Mechanics of Exercise.

                  (i)  Authorization  of Warrant  Shares;  Listing.  The Company
            covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue). The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (without giving effect to the restrictions in Section 2(d)). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company shall promptly secure the listing or quotation of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated or electronic quotation system, if any, upon which shares of Common Stock are then listed or quoted or become listed or quoted (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, such listing or quotation of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list or apply for quotation on each national securities exchange or automated or electronic quotation system, as the case may be, and shall maintain such listing or quotation of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed or quoted on such national securities exchange or automated or electronic quotation system. The Company shall, on or before the date of issuance of any Warrant Shares, take such actions as the Company shall reasonably determine are necessary to qualify the Warrant Shares for, or obtain exemption for the Warrant Shares for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, (ii) subject itself to general taxation in any such jurisdiction or (iii) file a general consent to service of process in any such jurisdiction.


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(2)   To be included in warrants  issued to SDS Capital  Group SPC,  Ltd. or its affiliates.

                  (ii) Delivery of Certificates Upon Exercise. The Company shall instruct its transfer agent to deliver to the Holder certificates for shares purchased hereunder within two Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant and payment of the aggregate Exercise Price as set forth above ("Warrant Share Delivery Date"). This Warrant shall be deemed to have been exercised as of the close of business on the date the Notice of Exercise form and the payment of the Exercise Price is received by the Company or, if such date is not a business day, on the next succeeding business day, and the Warrant Shares shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of such date.

                  (iii) Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, as soon as practicable after the transfer agent's delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

                  (iv) Exercise Default. If, at any time, a holder of this Warrant submits this Warrant, a Notice of Exercise and payment to the Company of the Exercise Price for each of the Warrant Shares specified in the Notice of Exercise, and the Company fails for any reason to deliver, on or prior to the fourth business day following the Warrant Share Delivery Date for such exercise, the number of shares of Common Stock to which the Holder is entitled upon such exercise (an "Exercise Default"), then:

                        (A) the Company shall pay to the Holder payments ("Exercise Default Payments") for an Exercise Default in the amount of (i) (N/365), multiplied by (ii) the amount by which the Market Price of the Common Stock on the date the Notice of Exercise giving rise to the Exercise Default is transmitted in accordance with the terms hereof (the "Exercise Default Date") exceeds the Exercise Price in respect of such Warrant Shares, multiplied by (iii) the number of shares of Common Stock the Company failed to so deliver in such Exercise Default, multiplied by (iv) R, where N equals the number of days from the Exercise Default Date to the date that the Company effects the full exercise of this Warrant which gave rise to the Exercise Default and R equals the lower of 0.18 (eighteen percent) and the highest interest rate per annum permitted by applicable law, expressed as a decimal; and

                        (B)  if  the  Holder   purchases   (in  an  open  market
                  transaction or otherwise) shares of Common Stock to make delivery in satisfaction of a sale by the Holder of the shares of Common Stock (the "Sold Shares") which the Holder anticipated receiving upon exercise of this Warrant, the Company shall pay the Holder, in addition to any other remedies available to the Holder, the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the unlegended shares of Common Stock so purchased exceeds (y) the net proceeds received by the Holder from the sale of the Sold Shares.

            The Exercise Default Payments to Holder shall be subject to the Liquidated Damages Cap (as defined in the Purchase Agreement). The accrued Exercise Default Payment for each calendar month be paid in cash and shall be made to the Holder by the fifth day of the month following the month in which it has accrued. Nothing herein shall limit the Holder's right to pursue actual damages for the Company's failure to maintain a sufficient number of authorized shares of Common Stock as required pursuant to the terms hereof or to otherwise issue shares of Common Stock upon exercise of this Warrant in accordance with the terms hereof, and the Holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

                  (v) No Fractional  Shares or Scrip.  No  fractional  shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the VWAP on the Trading Day on which this Warrant is exercised.

                  (vi) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

      (f) Registrable Securities. The Warrant Shares are "Registrable Securities" within the meaning of that certain Registration Rights Agreement between the Company and the Purchasers dated [________], 2006, and the Holder shall have certain registration and other rights with respect to the Warrant Shares as set forth therein.

Section 3. Certain Adjustments.

      (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Warrant), (B) subdivides outstanding shares of Common Stock into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares,
(D) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company or (E) takes any similar action having the effect of increasing or decreasing the number of shares of Common Stock outstanding immediately prior to the taking effect of such action, then in each case the Exercise Price shall be multiplied by a fraction: (i) the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and (ii) the denominator of which shall be the number of shares of Common Stock outstanding after such event, and the number of shares issuable upon exercise of this Warrant (without giving effect to the restrictions contained in Section 2(d)) shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

      (b) Distributions. If, at any time this Warrant is outstanding, the Company declares or makes any distribution of its assets (or rights to acquire its assets) pro rata to the record holders of any class of Common Stock, whether as a partial liquidating dividend, by way of return of capital or otherwise, (including any dividend or distribution to the Company's stockholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off)) (a "Distribution"), then the Holder shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made), to receive the amount of such assets which would have been payable to the Holder with respect to the Warrant Shares issuable upon such exercise (without giving effect to the restrictions contained in Section 2(d)) had the Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distribution (or if no such record is taken, the date on which such Distribution is declared or made).

      (c) Convertible Securities and Purchase Rights. If, at any time while this Warrant is outstanding, the Company issues pro rata to the record holders of any class of Common Stock any securities or other instruments which are convertible into or exercisable or exchangeable for Common Stock ("Convertible Securities") or options, warrants or other rights to purchase or subscribe for Common Stock or Convertible Securities ("Purchase Rights"), whether or not such Convertible Securities or Purchase Rights are immediately convertible, exercisable or exchangeable, then the Holder shall be entitled, upon any exercise of this Warrant after the date of record for determining stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights are issued), to receive the aggregate number of Convertible Securities or Purchase Rights which the Holder would have received with respect to the Warrant Shares issuable upon such exercise (without giving effect to the limitations contained in Section 2(d)) had the Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to receive such Convertible Securities or Purchase Rights (or if no such record is taken, the date on which such Convertible Securities or Purchase Rights were issued). If the right to exercise or convert any such Convertible Securities or Purchase Rights would expire in accordance with their terms prior to the exercise of this Warrant, then the terms of such Convertible Securities or Purchase Rights shall provide that such exercise or conversion right shall remain in effect until 30 days after the date the Holder receives such Convertible Securities or Purchase Rights pursuant to the exercise hereof.

      (d) Calculations. For purposes of this Section 3, the number of shares of Common Stock outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) outstanding.

      (e) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 3, the number of shares of Common Stock issuable upon exercise of this Warrant at each such Exercise Price shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant at such Exercise Price immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

      (f) Notice to Holders.

                  (i) Adjustment to Exercise Price.  Whenever the Exercise Price
            is adjusted pursuant to this Section 3, the Company shall promptly mail to each Holder notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

                  (ii) Notice to Allow Exercise by the Holder. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least ten business days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the ten business day period commencing the date of such notice to the effective date of the event triggering such notice.

      (g) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects a Change of Control (as defined below in this Section 3(h)), (B) there shall occur any liquidation, dissolution or winding up of the Company (other than a transaction constituting a Change of Control), (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property (other than a transaction constituting a Change of Control), or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (any such case, a "Fundamental Transaction"), then the Holder shall have the right to receive, upon the consummation of such Fundamental Transaction, such cash, shares of stock, securities and/or other property as would have been issued or payable pursuant to the Fundamental Transaction in exchange for the Warrant Shares issuable upon exercise of this Warrant as if this Warrant had been exercised immediately prior to the consummation of the Fundamental Transaction (without giving effect to the limitations on ownership contained in Section 2(d)). For purposes of this Warrant, "Change of Control" shall mean the occurrence of either of the following events:

                  (i) the  Company  shall  sell,  convey  or  dispose  of all or substantially all of its assets in one or a series of related transactions (the presentation of any such transaction for stockholder approval being conclusive evidence that such transaction involves the sale of all or substantially all of the assets of the Company); or

                  (ii) the Company shall merge or  consolidate  with or into, or engage in any other business combination with, any other person or entity, in any case, as a result of which the Company is not the surviving entity.

      (h) Exempt Issuance. Notwithstanding the foregoing, no adjustments, Alternate Consideration nor notices shall be made, paid or issued under this
Section 3 in respect of an Exempt Issuance.

      (i) Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors, in its good faith judgment.

Section 4. Transfer of Warrant.

      (a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Sections 4(d) and 5(a) hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

      (b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

      (c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

      (d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or
(a)(8) promulgated under the Securities Act or a qualified institutional buyer as defined in Rule 144A(a) under the Securities Act.

Section 5. Miscellaneous.

      (a) Title to Warrant. Prior to the Termination Date and subject to compliance with applicable laws and Section 4 of this Warrant, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed. The transferee shall sign an investment letter in form and substance reasonably satisfactory to the Company.

      (b) No Rights or Liabilities as a Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to its exercise in accordance with the terms and restrictions hereof. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate. (d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

      (e) Protection of Holder's Rights. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (iii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

      (f) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

      (g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

      (h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of the Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

      (i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

      (j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant or purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

      (k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      (l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any the Holder or holder of Warrant Shares.

      (m) Amendment. Subject to Section 2(d), this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

      (n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

      (o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.


                              ********************
                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.


Dated:  June [__], 2006

                                        DIOMED HOLDINGS, INC.


                                        By:__________________________________
                                           Name:  James A. Wylie, Jr.
                                           Title: Chief Executive Officer

                               NOTICE OF EXERCISE

TO: Diomed Holdings, Inc.

      (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall take the form of lawful money of the United States.

      (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                -------------------------------------------------


The Warrant Shares shall be delivered to the following:

                -------------------------------------------------

                -------------------------------------------------

                -------------------------------------------------

      (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

      (5) Limitations on Ownership. The undersigned hereby certifies that after giving effect to the exercise of this Warrant hereby and the issuance of the Warrant Shares hereunder, the undersigned will not be in violation of the limitations on ownership described in Section 2(d) of this Warrant.

                                        [PURCHASER]


                                        By: ______________________________
                                            Name:
                                            Title:

                                        Dated:  ________________________

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



      FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to


_______________________________________________ whose address is

---------------------------------------------------------------.

---------------------------------------------------------------

                                        Dated:  ______________, _______


                  Holder's Signature:   _____________________________

                  Holder's Address:     _____________________________

                                        _____________________________

Signature Guaranteed:  ___________________________________________


NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.